ULTRA SERIES FUND
Supplement dated September 12, 2023

This Supplement dated September 12, 2023, amends the Statutory Prospectus and the Statement of Additional Information (“SAI”) for Ultra Series Fund (the “Trust”) and its series Conservative, Moderate and Aggressive Allocation Funds, Diversified Income Fund, Core Bond Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, and International Stock Fund (each a “Fund” and collectively, the “Funds”), each dated May 1, 2023, as amended.

Madison Investment Holdings, Inc. (“Madison”), the holding company parent of the Funds’ adviser, Madison Asset Management, LLC (“MAM”), and distributor, MFD Distributor, LLC (“MFD”), approved a letter of intent to enter a share repurchase plan with Madison’s founder and majority shareholder, Mr. Frank Burgess (the “transaction”). Subject to the satisfaction of certain conditions, the transaction is expected to be consummated in December 2023.
Under the Investment Company Act of 1940, as amended, and the terms of the applicable agreements, consummation of the transaction will result in the automatic termination of the management agreement between MAM and the Trust, on behalf of each Fund, and the automatic termination of the distribution agreement between MFD and the Trust, on behalf of each Fund. Therefore, the Trust’s Board of Trustees (the “Board”) has approved a new management agreement and a new distribution agreement for each of the Funds. The new management agreement will be presented for approval to shareholders that hold shares as of the applicable record date. Shareholder approval of the new distribution agreement is not required. The Board also recently approved the appointment of a new interested trustee to succeed Paul Lefurgey following his retirement from the Board later this year, and will be seeking shareholder approval for this appointment.
The Board has called a special meeting of shareholders to be held at the offices of MAM, 550 Science Drive, Madison, Wisconsin 53711, on November 13, 2023, at 9:00 a.m. local time (the “Meeting”). The purpose of the Meeting is to: (1) approve a new management agreement between MAM and the Trust, on behalf of the Funds; and (2) approve the appointment of one interested trustee to the Board of Trustees of the Trust.
Any person who owned variable annuity contracts or variable life insurance policies issued by CMFG Life Insurance Company (“CMFG Life”) and having contract values as of the “record date,” which is September 15, 2023, allocated to the subaccounts of certain separate accounts of CMFG Life that are invested in shares of one or more of the Funds, is entitled to provide voting instructions. Likewise, other beneficial owners of shares of the Funds as of the record date also are entitled to provide voting instructions. The Funds will mail proxy materials to record date shareholders beginning in early October, which will discuss the proposals in more detail.

Please keep this Supplement for future reference.

USF NTDs-STATPRO SAI SUP (0923)